UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2024

FERGUSON PLC

(Exact Name of Registrant as Specified in its Charter)

Jersey, Channel Islands	001-40066	98-1499339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, United Kingdom	RG41 5TS
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 118 927 3800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of 10 pence	FERG	New York Stock Exchange
Indicate by check London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Ferguson plc (the “Company”) held an extraordinary general meeting of shareholders on May 30, 2024 (the “Special Meeting”) at which shareholders voted on Proposal 1 related to the merger agreement entered into by and among the Company, Ferguson Enterprises Inc., a newly incorporated corporation under the laws of Delaware (“New TopCo”), and Ferguson (Jersey) 2 Limited, a newly formed Jersey incorporated private limited company (the “Merger Proposal”) and, on an advisory basis, voted on Proposals 2.A through 2.H (the “Advisory Organizational Documents Proposals”) relating to certain differences between the Company’s Articles of Association and the proposed Amended and Restated Certificate of Incorporation (the “Charter”) and proposed Amended and Restated Bylaws (the “Bylaws”) of New TopCo.

The final voting results for each matter are as follows:

	VOTES FOR	%	VOTES AGAINST	%	ABSTENTIONS*	BROKER NON-VOTES
1. Merger Proposal	175,988,195	99.56	773,000	0.43	242,980	N/A
Advisory Organizational Documents Proposals:
2.A New TopCo stockholders may amend the Charter and Bylaws	176,575,077	99.89	179,868	0.10	249,230	N/A
2.B New TopCo Board may amend the Charter and Bylaws	167,176,622	94.57	9,582,446	5.42	245,107	N/A
2.C New TopCo Board vacancies shall be filled by remaining directors of New TopCo	143,126,524	80.97	33,632,300	19.02	245,351	N/A
2.D Approval of Bylaws provision relating to stockholders requesting a special meeting	86,294,355	48.81	90,466,729	51.18	243,091	N/A
2.E Approval of limitation of liabilities provisions for directors and certain officers in the Charter	147,756,498	83.59	29,003,439	16.40	244,238	N/A
2.F Approval of exclusive forum provision in the Charter	151,629,599	85.78	25,127,329	14.21	247,247	N/A
2.G New TopCo Board authorized to issue preferred stock	29,200,262	16.51	147,568,967	83.48	234,946	N/A
2.H New TopCo Board authorized to issue common stock without pre-emptive rights	171,521,367	97.03	5,249,193	2.96	233,615	N/A

*	Abstentions are treated as a vote withheld. Under Jersey law, a vote withheld is not a vote in law and is not counted in the calculation of the proportion of the votes “For” or “Against” a resolution.

Each of the foregoing proposals for the Special Meeting is more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on April 18, 2024.

The board of directors of New TopCo will consider the voting results on the Advisory Organizational Documents Proposals when making decisions relating to the corporate governance practices of New TopCo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FERGUSON PLC

Date: May 31, 2024	By:	/s/ Katherine McCormick
	Name:	Katherine McCormick
	Title:	Company Secretary